UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 3, 2015

Legacy Reserves LP

(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 W. Wall, Suite 1800
Midland, Texas (Address of principal executive offices)	79701 (Zip Code)

Registrant’s telephone number, including area code:  (432) 689-5200

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2015, Legacy Reserves Operating LP ( the “Operating Partnership”) entered into a Membership Interest Purchase and Sale Agreement (the “WGR Purchase Agreement”) with WGR Operating LP (“WGR”), pursuant to which the Operating Partnership intends to acquire from WGR 100% of the issued and outstanding limited liability company membership interests in Dew Gathering LLC, a Texas limited liability company, which owns directly and indirectly natural gas gathering and processing assets in Anderson, Freestone, Houston, Leon, Limestone and Robertson Counties, Texas, for a purchase price of $154 million, subject to customary adjustments.  In addition, on July 3, 2015, the Operating Partnership entered into a Purchase and Sale Agreement (together with the “WGR Purchase Agreement,” the “Agreements”) with Anadarko E&P Onshore LLC (“Anadarko”)  pursuant to which the Operating Partnership will acquire various oil and gas properties and associated exploration and production assets from Anadarko for a purchase price of $286 million, subject to customary adjustments.

Each transaction above is expected to be consummated on July 31, 2015, subject to customary closing conditions specified in the Agreements, including the expiration or early termination, as requested by the Operating Partnership and WGR, of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the WGR Purchase Agreement.

The foregoing description of the Agreements is qualified in its entirety by reference to the full text of each of the Agreements, a copy of each is filed as Exhibits 2.1 and 2.2 hereto and each is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase and Sale Agreement, dated July 3, 2015, by and between Legacy Reserves Operating LP and WGR Operating LP.
2.2*	Purchase and Sale Agreement, dated July 3, 2015, by and between Legacy Reserves Operating LP and Anadarko E&P Onshore LLC.

*                                         Legacy Reserves LP hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Dated: July 9, 2015	By:	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1*	Membership Interest Purchase and Sale Agreement, dated July 3, 2015, by and between Legacy Reserves Operating LP and WGR Operating LP.
2.2*	Purchase and Sale Agreement, dated July 3, 2015, by and between Legacy Reserves Operating LP and Anadarko E&P Onshore LLC.

*                                         Legacy Reserves LP hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request